EXIBIT 99.1: CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350

     In connection with the accompanying Quarterly Report on Form 10-QSB of Life Medical Sciences, Inc. for the quarter ended June 30, 2002, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Life Medical Sciences, Inc.



August  8,  2002                         /s/  Robert  P.  Hickey
                                         -----------------------
                                         Name:  Robert  P.  Hickey
                                         Title: Chief  Executive  Officer


                                         /s/  Robert  P.  Hickey
                                         -----------------------
                                         Name:  Robert  P.  Hickey
                                         Title:  Chief  Financial  Officer